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                                                                    Exhibit 99.1


         Certification of CEO and CFO Respecting Financial Disclosure.


CERTIFICATION PURSUANT TO
18 U.S.C. (S)1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Ironstone Group, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicholas J. Giordano, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              /s/Nicholas J. Giordano
                              ------------------------------
                              Nicholas J. Giordano
                              Chief Executive Officer & Chief Financial Officer March 4, 2003